UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) May 12, 2006

                     Commission File Number  000-28638
                                           ------------

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                  ---------------------------------------
          (Exact Name of Registrant as Specified in its Charter)

          UTAH                                            30-0233726
(State or other jurisdiction of             (I.R.S. Employer Identification
 incorporation or organization)              Number)

       5150 Pacific Coast Highway, Suite 510, Long Beach, California
       --------------------------------------------------------------
                  (Address of principal executive offices)

                                   90804
                                  --------
                                 (Zip Code)

                                949-721-8272
               ----------------------------------------------
              (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


     In connection with the preparation of its federal and state income tax returns, the Company commenced a review of its accounting related to its income tax obligations. Based on the Company's internal review, and after consultation with the Board of Directors and its independent registered public accounting firm, on May 12, 2006, the Company concluded that its audited financial statements for the years ended December 31, 2005 and 2004 are required to be restated to correct accounting errors in the calculation of the Company's income tax expense, liability and deferred tax asset.

     Because of the restatement, the Company's previously issued consolidated financial statements which are included in its Annual Report on Form 10-KSB for the year ended December 31, 2005 should no longer be relied on. The Company intends to effect the restatement through the filing of an amended Annual Report for the year ended December 31, 2005, concurrently with the filing of this Current Report on Form 8-K.

     The primary effects of the corrections discussed above have resulted in the Company recognizing an increase in Total current assets and Total assets in the amount of $19,620, an increase in Total liabilities of $40,812 and an increase in Accumulated (deficit) and Total liabilities & stockholders' equity of $19,620 on the Consolidated Balance Sheets as of the year ended December 31, 2005. On the Consolidated Statements of Operations the corrections resulted in an increase in Total expenses of $23,457, and a change from income from operations of $13,163 and Income before taxes of $15,619 to a Loss from operations of $10,294 and a Loss before taxes of $7,838. The correction also resulted in an increase in Net loss from $8,131 to $29,323.

     Following is a summary of the effects of these adjustments on the Company's Balance Sheets as of December 31, 2005, its Statements of Operations for the year ended December 31, 2005 and its Statements of Cash Flows for the years ended December 31, 2005 and 2004:

                        CONSOLIDATED BALANCE SHEETS

                                             AS
                                     PREVIOUSLY                          AS
                                       REPORTED   ADJUSTMENTS      RESTATED
                                   ------------  ------------  ------------
DECEMBER 31, 2005
  Total current assets             $   739,273   $    19,620   $   758,893
  Total assets                     $   759,184   $    19,620   $   778,804
  Total liabilities                $   312,611   $    40,812   $   353,423
  Total liabilities &
   stockholders' equity            $   759,184   $    19,620   $   778,804





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
                   CONSOLIDATED STATEMENTS OF OPERATIONS

                                             AS
                                     PREVIOUSLY                          AS
                                       REPORTED   ADJUSTMENTS      RESTATED
                                   ------------  ------------  ------------
 DECEMBER 31, 2005
  Total revenue, net               $  2,076,391  $          -  $  2,076,391
  Total expenses                      2,063,228        23,457     2,086,685
  Income (loss) from operations          13,163      (23,457)      (10,294)
  Income (loss) before taxes             15,619      (23,457)       (7,838)
  Income tax expense                     23,750       (2,265)        21,485
  Net income (loss)                $    (8,131)  $   (21,192)  $   (29,323)


                    CONSOLIDATED STATEMENT OF CASH FLOWS


                                             AS
                                     PREVIOUSLY                          AS
                                       REPORTED   ADJUSTMENTS      RESTATED
                                   ------------  ------------  ------------
DECEMBER 31, 2005
  Net cash provided by operations      $161,584             -      $161,584


     The restatements will have no effect on net loss or net loss per common share in any of the respective periods.

     After reviewing the circumstances leading up to the restatement, management believes that the errors were inadvertent and unintentional.
For the year ended December 31, 2005, the Company's Statements of Operations reflected a "NET LOSS" of $8,131. In the past the Company has typically realized a loss from operations or had net operating loss carry forwards which resulted in the Company realizing no income tax obligation. In connection with the preparation of its federal and state tax returns, the Company discovered that for income tax accounting purposes, the Company realized taxable income during the year ended December 31, 2005. Following discovery of this error, the Company has implemented new policies requiring our internal accounting staff on a quarterly basis to calculate both book income or loss and taxable income or loss to prevent recurrence of future errors of this nature and to strengthen our internal control process.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              PACIFIC HEALTH CARE ORGANIZATION, INC.



Date: May 15, 2006            By: /S/ Tom Kubota
                              -------------------------------------------
                                      Tom Kubota, President






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